UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2014

Date of reporting period:	September 1, 2013 — February 28, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGBZX

Putnam Global Telecommunications Fund

Semiannual report
2|28|14

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

Putnam Global
Telecommunications
Fund

Semiannual report
2 | 28 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	46

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The telecommunications industry may be affected by government regulation, intense competition, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock and bond markets have exhibited some volatility this year, as the global economy continues to heal slowly, and new geopolitical risks have emerged. This fluctuating investment climate drives home the importance of portfolio diversification.

In a changing market environment, we believe Putnam’s active fundamental research and risk-mitigation strategies are well suited to serve investors pursuing income and capital appreciation goals.

In addition to sound investment strategies, your portfolio also benefits from sound advice, we believe. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

As always, thank you for investing with Putnam.

About the fund

Pursuing growth opportunities in telecommunications companies worldwide

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations. Today — over 30 years later — billions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones.

Telecommunications — defined as the transmission of information, such as words, sounds, or images, usually over great distances — has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. Under normal circumstances, the fund invests at least 80% of its assets in stocks of companies engaged in telecommunications industries.

The fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund’s manager, Vivek Gandhi, focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets. The telecommunications sector includes telephone and wireless companies; providers of mobile devices and services such as text messaging and mobile Internet connectivity; and cable companies offering high-speed Internet access and video programming.

Vivek conducts intensive research with support from analysts in Putnam’s Global Equity Research group. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	Global Telecommunications Fund	Global Telecommunications Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Telecommunications Fund

Interview with your fund’s portfolio manager

How would you characterize performance of the telecommunications sector and the fund for the six months ended February 28, 2014?

The telecommunications sector performed well, up 14.50% for the semiannual period, as measured by the fund’s benchmark, the MSCI World Telecommunications Services Index. While the telecommunications market in the United States continued to see heightened competition, there were significant areas of opportunity in Europe, where loosening regulations and recovering economies have spawned increasing numbers of mergers and acquisitions along with some exciting investment opportunities.

Against that backdrop, Putnam Global Telecommunications Fund outperformed its benchmark, returning 18.73% for the six-month period. Not only are we pleased to be able to generate outperformance, we did so while remaining diversified globally in North American, European, and Asia-Pacific regions. All three leading regions added value to the portfolio without any significant detraction.

What were the main drivers of outperformance?

What’s satisfying is that the projections and moves we discussed six months ago played out just as we believed they would. Six months ago we were adding to

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Global Telecommunications Fund	5

investment opportunities in Europe while selling holdings in the United States. We identified significant changes afoot in 2013, with European regulations improving and Europe’s telecom markets moving toward consolidation, which bodes well for the region’s market structure and pricing. So, as I indicated in that report, we were positioning the fund to benefit from those trends and, consequently, shifted our portfolio to overweight Europe versus the United States.

However, as always, this was driven by bottom-up investment ideas. We’ve simply found so many compelling investment ideas in Europe that we’ve ended up being overweight this region. In contrast, we found the U.S. mobile market getting increasingly competitive with T-Mobile as a viable, new aggressive competitor. In the end, much of our outperformance in the period was directly related to being underweight AT&T and Verizon and overweight European telecoms.

What are your views on the telecom sector in the Asia-Pacific region and in emerging markets?

We are currently not finding opportunities attractive enough to deploy significant capital in those parts of the world. In fact, we have had no emerging-market exposure for some time now. Emerging markets have been under pressure due to tightening liquidity resulting from the Federal Reserve tapering; consequently, telecom stocks in many of these markets have performed poorly. At the same time, valuations of emerging-market stocks are, in our view, more attractive now. We will start making investments if we believe that, adjusted for risk, they stack up well against investment opportunities in Europe and the United States. Having a global team of analysts helps us compare those regional opportunities to make optimal investment decisions. Within Asia, the portfolio only holds SoftBank and KDDI in Japan.

Allocations are shown as a percentage of the fund’s net assets as of 2/28/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Telecommunications Fund

You mentioned your shift to overweighting Europe. Are there any other strategic changes you have made?

One subtle but significant shift we’ve noted is the nature of mergers and consolidations in the sector. If you look at prior periods, some of our biggest contributors were cable companies, including Kabel Deutschland and Virgin Media. We focused on cable because many of the mergers were driven by what is known as “convergence” — essentially, companies’ desire to offer “triple play services” of TV, broadband, and telephone. Having such a triple play would give these cable companies greater customer “stickiness.”

However, in the past year, we saw increasing numbers of mobile-to-mobile consolidations. While these mergers do not change offerings, per se, the consolidation does help companies achieve scale and improve returns. For investors, this type of mobile consolidation means that the return profile of these mobile companies is going to look better going forward than it otherwise would, in our view. And this has been an area of focus for us in the portfolio.

Could you talk about those holdings that contributed to performance?

In keeping with our European emphasis, our top contributor was actually the underweighting of AT&T in the United States, which allowed us to allocate the portfolio in attractive investment opportunities elsewhere. In the case of AT&T, we believe its competitive

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Global Telecommunications Fund	7

landscape, which had been benign for some time, has become materially more difficult. The company has seen T-Mobile gain traction as a competitor, while its iPhone monopoly, which AT&T enjoyed for years, has ended, putting the company on more equal footing in the marketplace. As a result, the stock price lagged the sector during the period.

If you look at some of the portfolio’s other top contributors, a common denominator emerges: We generally like maverick competitors with low-cost structures that can compete effectively on price against their largest competitors, while still being reasonably profitable. Our second top contributor, Jazztel, falls into this category, as the company has been aggressively gaining market share in the broadband and mobile space in Spain. Another top contributor was an aggressive competitor we mentioned earlier, T-Mobile in the United States.

Which individual holdings held back performance?

The top two detractors, Telecity and InterXion, are in similar businesses — both are European data centers that are not exclusively tied to one carrier. We’ve owned both companies for years, feeling that the business model they have is solid, with the growth in “cloud” data storage and e-commerce services requiring servers to run on low latency, or with few bottlenecks in data processing. Unfortunately, however, both companies suffered from increased customer churn in the period, with Telecity experiencing additional execution issues. Despite the underperformance, we still like both companies and have taken advantage of the lag in their share prices to add more to our positions.

A third detractor was KDDI, the Japanese telecommunications operator that I mentioned earlier, that has delivered solid

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Telecommunications Fund

performance for some time. The fund was underweight the company, and we chose to invest more heavily in Japan’s Softbank, which was a top contributor. We have since added to our position — with KDDI and Softbank being our two positions in the Asia-Pacific region.

How did the fund use derivatives during the period?

We used currency forwards to hedge portions of our foreign currency exposures. Currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates.

What is your outlook for the sector over the next six months, and do you plan any strategy changes in response?

Within the telecommunications sector, we believe that we will see a continuation of some trends — namely, increasing competition in the United States and a brightening landscape in Europe, where consolidation is taking place, as expected, and macroeconomic conditions are improving. We feel our decision to shift to an overweight in Europe over the United States has been vindicated, but, as you should expect, we continue to monitor the situation. Regulations and political support for telecom companies keep changing in Europe. Right now, we believe that, on balance, the regulatory and political landscape is favorable for European companies, but if that changes, we will have to re-evaluate. We correctly mapped out the changing landscape over the past year, and we believe we continue to be well positioned to take advantage of this change.

Thank you, Vivek, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Vivek Gandhi has an M.B.A. from Xavier Labour Relations Institute in Jamshedpur, India, and a B.Eng. from Regional Engineering College in Bhopal, India. He joined Putnam in 1999 and has been in the investment industry since 1994.

Global Telecommunications Fund	9

IN THE NEWS

Did severe winter weather chill U.S. economic growth? In its Beige Book released in early March, the Federal Reserve, summarizing economic activity in 12 U.S. districts, mentioned the word “weather” 119 times. Manufacturing businesses in nine of those districts — Boston, New York, Philadelphia, Cleveland, Richmond, Atlanta, Chicago, St. Louis, and Dallas — reported that Mother Nature wreaked economic havoc, citing power outages, supply-chain disruptions, sluggish factory production, and declining retail and auto sales. Snow, ice, and bitter cold hit New York and Philadelphia particularly hard, with both regions experiencing the most notable drop in economic activity. Based on anecdotal reports from bank and branch directors, businesses, and other sources, the Beige Book is an important resource for the Fed in making interest-rate decisions. Fed Chair Janet Yellen and her central bank colleagues will try to determine whether the economic weakness is part of a trend — or a temporary setback that will reverse as the weather improves.

10	Global Telecommunications Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	135.32%	121.79%	126.33%	125.33%	126.34%	126.34%	129.38%	121.35%	132.30%	138.51%
Annual average	17.91	16.58	17.03	16.93	17.03	17.03	17.33	16.53	17.62	18.22

5 years	173.31	157.60	163.17	161.17	163.19	163.19	166.41	157.09	169.80	176.69
Annual average	22.27	20.83	21.35	21.17	21.35	21.35	21.65	20.79	21.96	22.57

3 years	56.40	47.41	52.94	49.94	52.90	52.90	54.16	48.76	55.25	57.71
Annual average	16.08	13.81	15.21	14.46	15.20	15.20	15.52	14.16	15.79	16.40

1 year	32.02	24.43	31.00	26.00	30.98	29.98	31.36	26.76	31.62	32.38

6 months	18.73	11.90	18.25	13.25	18.23	17.23	18.48	14.34	18.59	18.94

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Telecommunications Fund	11

Comparative index returns For periods ended 2/28/14

MSCI World Telecommunications
Services Index (ND)

Life of fund	71.33%
Annual average	10.92

5 years	102.99
Annual average	15.21

3 years	32.25
Annual average	9.77

1 year	25.72

6 months	14.50

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.109		$0.012	—	$0.034		$0.088	$0.144

Capital gains — Long-term	0.761		0.761	$0.761	0.761		0.761	0.761

Capital gains — Short-term	0.362		0.362	0.362	0.362		0.362	0.362

Total	$1.232		$1.135	$1.123	$1.157		$1.211	$1.267

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/13	$16.68	$17.70	$16.34	$16.34	$16.53	$17.13	$16.57	$16.74

2/28/14	18.54	19.67	18.16	18.17	18.40	19.07	18.41	18.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Global Telecommunications Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	129.61%	116.41%	120.72%	119.72%	120.74%	120.74%	123.64%	115.82%	126.62%	132.74%
Annual average	17.03	15.73	16.16	16.06	16.16	16.16	16.45	15.67	16.74	17.33

5 years	163.92	148.74	154.28	152.28	154.30	154.30	157.36	148.35	160.49	167.21
Annual average	21.42	19.99	20.52	20.33	20.52	20.52	20.81	19.95	21.10	21.72

3 years	50.83	42.16	47.50	44.50	47.47	47.47	48.55	43.35	49.70	52.00
Annual average	14.68	12.44	13.83	13.06	13.82	13.82	14.10	12.76	14.39	14.98

1 year	21.99	14.97	21.10	16.10	21.01	20.01	21.32	17.07	21.64	22.27

6 months	9.04	2.77	8.67	3.67	8.66	7.66	8.75	4.94	8.92	9.21

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/13*	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Total annual operating expenses
for the fiscal year ended 8/31/13	1.67%	2.42%	2.42%	2.17%	1.92%	1.42%

Annualized expense ratio for the
six-month period ended 2/28/14	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/14.

Global Telecommunications Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2013, to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.10	$11.15	$11.15	$9.80	$8.45	$5.75

Ending value (after expenses)	$1,187.30	$1,182.50	$1,182.30	$1,184.80	$1,185.90	$1,189.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2014, use the following calculation method. To find the value of your investment on September 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.56	$10.29	$10.29	$9.05	$7.80	$5.31

Ending value (after expenses)	$1,018.30	$1,014.58	$1,014.58	$1,015.82	$1,017.06	$1,019.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Global Telecommunications Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Telecommunications Services Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Telecommunications Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2014, Putnam employees had approximately $460,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Telecommunications Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with

Global Telecommunications Fund	17

their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The  Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be

18	Global Telecommunications Fund

necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all

Global Telecommunications Fund	19

funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense

20	Global Telecommunications Fund

levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in

Global Telecommunications Fund	21

concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on December 18, 2008, the Trustees considered information about the total return of your fund and your fund’s performance relative to its benchmark over the one-year and three-year periods ended December 31, 2012. Your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark over the one-year and three-year periods. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted

22	Global Telecommunications Fund

that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Global Telecommunications Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Global Telecommunications Fund

The fund’s portfolio 2/28/14 (Unaudited)

COMMON STOCKS (95.0%)*	Shares	Value

Diversified telecommunication services (41.2%)
AT&T, Inc.	50,966	$1,627,344

BT Group PLC (United Kingdom)	325,776	2,235,576

Deutsche Telekom AG (Germany)	23,932	406,145

Jazztel PLC (Spain) †	74,103	1,004,433

Koninklijke (Royal) KPN NV (Netherlands) †	261,968	934,722

Portugal Telecom SGPS SA (Portugal)	140,113	628,737

TalkTalk Telecom Group PLC (United Kingdom)	128,494	681,012

Verizon Communications, Inc.	45,295	2,155,136

Vivendi (France)	24,781	708,561

Ziggo NV (Netherlands)	24,078	1,101,736

		11,483,402
Internet software and services (2.8%)
Telecity Group PLC (United Kingdom)	70,526	778,865

		778,865
IT Services (3.2%)
InterXion Holding NV (Netherlands) †	37,600	902,024

		902,024
Media (22.4%)
CBS Corp. Class B (non-voting shares)	12,700	851,916

Comcast Corp. Class A	19,683	1,017,414

DISH Network Corp. Class A †	12,200	717,848

Liberty Global PLC Ser. C (United Kingdom) †	10,200	863,532

Madison Square Garden Co. (The) Class A †	6,800	387,668

Mediaset SpA (Italy) †	120,310	690,826

Numericable SAS (France) † S	32,117	1,334,366

Time Warner Cable, Inc.	2,700	378,945

		6,242,515
Wireless telecommunication services (25.4%)
KDDI Corp. (Japan)	15,000	917,851

SoftBank Corp. (Japan)	27,800	2,107,767

T-Mobile US, Inc. †	32,500	991,250

Vodafone Group PLC (United Kingdom)	739,944	3,085,295

		7,102,163

Total common stocks (cost $22,554,247)		$26,508,969

SHORT-TERM INVESTMENTS (7.4%)*	Shares	Value

Putnam Short Term Investment Fund 0.06% L	811,173	$811,173

Putnam Cash Collateral Pool, LLC 0.18% [d]	1,250,459	1,250,459

Total short-term investments (cost $2,061,632)		$2,061,632

TOTAL INVESTMENTS

Total investments (cost $24,615,879)		$28,570,601

Global Telecommunications Fund	25

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2013 through February 28, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $27,909,306.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $125,161 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	32.7%	Spain	3.7%

United Kingdom	28.0	Italy	2.5

Japan	11.1	Portugal	2.3

Netherlands	10.8	Germany	1.4

France	7.5	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $15,634,431) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/16/14	$74,654	$74,619	$35

	Euro	Sell	3/19/14	501,458	492,265	(9,193)

	Singapore Dollar	Buy	5/21/14	42,127	41,875	252

Barclays Bank PLC
	Australian Dollar	Buy	4/16/14	39,773	39,716	57

	British Pound	Sell	3/19/14	348,267	341,839	(6,428)

	Canadian Dollar	Buy	4/16/14	126,934	131,492	(4,558)

	Euro	Buy	3/19/14	662,952	650,208	12,744

	Hong Kong Dollar	Buy	5/21/14	93,657	93,606	51

	Norwegian Krone	Buy	3/19/14	80,112	78,616	1,496

	Norwegian Krone	Sell	3/19/14	80,112	77,654	(2,458)

	Singapore Dollar	Buy	5/21/14	322,657	320,737	1,920

	Swedish Krona	Buy	3/19/14	126,628	124,214	2,414

	Swiss Franc	Buy	3/19/14	40,596	40,246	350

Citibank, N.A.
	Danish Krone	Buy	3/19/14	184,505	195,077	(10,572)

	Euro	Sell	3/19/14	802,360	787,495	(14,865)

	Japanese Yen	Buy	5/21/14	32,027	32,007	20

26	Global Telecommunications Fund

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $15,634,431) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Australian Dollar	Buy	4/16/14	$42,976	$42,952	$24

	British Pound	Sell	3/19/14	368,360	359,698	(8,662)

	Canadian Dollar	Buy	4/16/14	137,579	142,610	(5,031)

	Japanese Yen	Buy	5/21/14	319,023	318,796	227

	New Zealand Dollar	Buy	4/16/14	60,506	59,478	1,028

	Norwegian Krone	Buy	3/19/14	184,286	179,259	5,027

	Swedish Krona	Buy	3/19/14	167,294	164,916	2,378

	Swiss Franc	Buy	3/19/14	202,184	196,332	5,852

Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	74,741	74,711	30

	British Pound	Sell	3/19/14	483,388	472,660	(10,728)

	Canadian Dollar	Buy	4/16/14	27,877	28,901	(1,024)

	Euro	Sell	3/19/14	1,304,094	1,278,276	(25,818)

	Swedish Krona	Buy	3/19/14	57,818	56,711	1,107

	Swedish Krona	Sell	3/19/14	57,818	57,506	(312)

Goldman Sachs International
	Euro	Buy	3/19/14	445,280	437,123	8,157

	Japanese Yen	Buy	5/21/14	26,304	26,284	20

HSBC Bank USA, National Association
	British Pound	Sell	3/19/14	330,687	330,886	199

	Canadian Dollar	Buy	4/16/14	47,363	49,161	(1,798)

	Euro	Buy	3/19/14	428,165	420,060	8,105

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/16/14	43,688	43,659	29

	British Pound	Sell	3/19/14	1,146,770	1,119,779	(26,991)

	Canadian Dollar	Buy	4/16/14	96,080	99,575	(3,495)

	Euro	Buy	3/19/14	326,714	320,656	6,058

	Japanese Yen	Buy	5/21/14	95,971	95,627	344

	Norwegian Krone	Buy	3/19/14	183,886	178,872	5,014

	Singapore Dollar	Buy	5/21/14	233,828	233,007	821

	Swedish Krona	Buy	3/19/14	134,097	131,575	2,522

	Swiss Franc	Buy	3/19/14	89,607	87,212	2,395

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/16/14	39,773	39,743	30

	Canadian Dollar	Buy	4/16/14	51,513	52,422	(909)

State Street Bank and Trust Co.
	Australian Dollar	Buy	4/16/14	113,268	113,202	66

	British Pound	Sell	3/19/14	770,374	752,217	(18,157)

	Canadian Dollar	Buy	4/16/14	115,837	120,089	(4,252)

	Euro	Sell	3/19/14	1,776,290	1,744,824	(31,466)

	Israeli Shekel	Buy	4/16/14	73,842	73,521	321

	Japanese Yen	Buy	5/21/14	76,129	75,670	459

Global Telecommunications Fund	27

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $15,634,431) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Norwegian Krone	Buy	3/19/14	$105,090	$103,065	$2,025

	Norwegian Krone	Sell	3/19/14	105,090	101,870	(3,220)

	Swedish Krona	Buy	3/19/14	265,559	260,695	4,864

UBS AG
	British Pound	Sell	3/19/14	275,935	261,486	(14,449)

	Canadian Dollar	Buy	4/16/14	156,525	162,278	(5,753)

	Euro	Buy	3/19/14	544,523	536,201	8,322

	Norwegian Krone	Buy	3/19/14	77,747	76,259	1,488

	Norwegian Krone	Sell	3/19/14	77,747	75,356	(2,391)

WestPac Banking Corp.
	Australian Dollar	Buy	4/16/14	17,795	17,781	14

	British Pound	Buy	3/19/14	113,354	110,689	2,665

	Canadian Dollar	Buy	4/16/14	49,168	50,969	(1,801)

	Euro	Sell	3/19/14	288,066	286,519	(1,547)

	Japanese Yen	Buy	5/21/14	91,702	91,627	75

Total						$(126,873)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$6,242,515	$—	$—

Information technology	1,680,889	—	—

Telecommunication services	15,559,947	3,025,618	—

Total common stocks	23,483,351	3,025,618	—

Short-term investments	811,173	1,250,459	—

Totals by level	$24,294,524	$4,276,077	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(126,873)	$—

Totals by level	$—	$(126,873)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

28	Global Telecommunications Fund

Statement of assets and liabilities 2/28/14 (Unaudited)

ASSETS

Investment in securities, at value, including $1,201,664 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $22,554,247)	$26,508,969
Affiliated issuers (identified cost $2,061,632) (Notes 1 and 5)	2,061,632

Cash	20,245

Dividends, interest and other receivables	717,410

Receivable for shares of the fund sold	75,430

Receivable from Manager (Note 2)	12,913

Unrealized appreciation on forward currency contracts (Note 1)	89,005

Total assets	29,485,604

LIABILITIES

Payable for shares of the fund repurchased	39,593

Payable for custodian fees (Note 2)	5,324

Payable for investor servicing fees (Note 2)	9,821

Payable for Trustee compensation and expenses (Note 2)	2,241

Payable for administrative services (Note 2)	87

Payable for distribution fees (Note 2)	9,846

Unrealized depreciation on forward currency contracts (Note 1)	215,878

Collateral on securities loaned, at value (Note 1)	1,250,459

Other accrued expenses	43,049

Total liabilities	1,576,298

Net assets	$27,909,306

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$21,360,277

Undistributed net investment income (Note 1)	2,358,523

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	358,366

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,832,140

Total — Representing net assets applicable to capital shares outstanding	$27,909,306

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($19,761,996 divided by 1,066,005 shares)	$18.54

Offering price per class A share (100/94.25 of $18.54)*	$19.67

Net asset value and offering price per class B share ($825,005 divided by 45,426 shares)**	$18.16

Net asset value and offering price per class C share ($1,400,139 divided by 77,041 shares)**	$18.17

Net asset value and redemption price per class M share ($71,240 divided by 3,872 shares)	$18.40

Offering price per class M share (100/96.50 of $18.40)*	$19.07

Net asset value, offering price and redemption price per class R share
($541,188 divided by 29,389 shares)	$18.41

Net asset value, offering price and redemption price per class Y share
($5,309,738 divided by 285,381 shares)	$18.61

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Telecommunications Fund	29

Statement of operations Six months ended 2/28/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,406)	$2,572,361

Interest (including interest income of $261 from investments in affiliated issuers) (Note 5)	1,402

Securities lending (Note 1)	1,320

Total investment income	2,575,083

EXPENSES

Compensation of Manager (Note 2)	76,336

Investor servicing fees (Note 2)	27,926

Custodian fees (Note 2)	6,529

Trustee compensation and expenses (Note 2)	763

Distribution fees (Note 2)	32,798

Administrative services (Note 2)	392

Reports to shareholders	10,157

Auditing and tax fees	22,092

Blue sky expense	19,894

Other	5,179

Fees waived and reimbursed by Manager (Note 2)	(40,542)

Total expenses	161,524

Expense reduction (Note 2)	(60)

Net expenses	161,464

Net investment income	2,413,619

Net realized gain on investments (Notes 1 and 3)	930,102

Net realized loss on foreign currency transactions (Note 1)	(240,339)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(93,014)

Net unrealized appreciation of investments during the period	896,927

Net gain on investments	1,493,676

Net increase in net assets resulting from operations	$3,907,295

The accompanying notes are an integral part of these financial statements.

30	Global Telecommunications Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/14*	Year ended 8/31/13

Operations:
Net investment income	$2,413,619	$328,926

Net realized gain on investments
and foreign currency transactions	689,763	1,298,718

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	803,913	911,923

Net increase in net assets resulting from operations	3,907,295	2,539,567

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(104,605)	(183,734)

Class B	(522)	(5,971)

Class C	—	(11,345)

Class M	(123)	(624)

Class R	(2,234)	(2,660)

Class Y	(37,236)	(49,209)

Net realized short-term gain on investments

Class A	(347,571)	(37,167)

Class B	(15,753)	(1,598)

Class C	(25,250)	(3,666)

Class M	(1,307)	(163)

Class R	(9,190)	(578)

Class Y	(93,606)	(8,871)

From net realized long-term gain on investments
Class A	(730,666)	(30,856)

Class B	(33,116)	(1,327)

Class C	(53,082)	(3,044)

Class M	(2,746)	(136)

Class R	(19,320)	(480)

Class Y	(196,780)	(7,365)

Redemption fees (Note 1)	—	1,357

Increase from capital share transactions (Note 4)	5,762,106	4,109,028

Total increase in net assets	7,996,294	6,301,158

NET ASSETS

Beginning of period	19,913,012	13,611,854

End of period (including undistributed net investment
income of $2,358,523 and $89,624, respectively)	$27,909,306	$19,913,012

* Unaudited

The accompanying notes are an integral part of these financial statements.

Global Telecommunications Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)

Class A
February 28, 2014**	$16.68	1.80 [e]	1.29	3.09	(.11)	(1.12)	(1.23)	—	$18.54	18.73 *	$19,762	.65 *	9.85 *[e]	24*
August 31, 2013	14.46	.32	2.26	2.58	(.26)	(.10)	(.36)	— [f]	16.68	18.21	14,179	1.36	2.03	63
August 31, 2012	13.13	.35	1.59	1.94	(.45)	(.16)	(.61)	— [f]	14.46	15.60	9,831	1.41	2.61	38
August 31, 2011	11.67	.46	1.84	2.30	(.33)	(.51)	(.84)	— [f]	13.13	20.01	7,395	1.40	3.42	43
August 31, 2010	10.56	.28	1.22	1.50	(.39)	—	(.39)	— [f]	11.67	14.46	3,636	1.48	2.53	80
August 31, 2009†	10.00	.26 [g]	.30	.56	—	—	—	— [f]	10.56	5.60 *	3,193	1.02 *	2.79 *[g]	45*

Class B
February 28, 2014**	$16.34	1.63 [e]	1.32	2.95	(.01)	(1.12)	(1.13)	—	$18.16	18.25 *	$825	1.02 *	9.11 *[e]	24*
August 31, 2013	14.22	.20	2.22	2.42	(.20)	(.10)	(.30)	— [f]	16.34	17.29	637	2.11	1.32	63
August 31, 2012	12.94	.23	1.59	1.82	(.38)	(.16)	(.54)	— [f]	14.22	14.79	377	2.16	1.79	38
August 31, 2011	11.56	.41	1.77	2.18	(.29)	(.51)	(.80)	— [f]	12.94	19.14	201	2.15	3.08	43
August 31, 2010	10.50	.15	1.27	1.42	(.36)	—	(.36)	— [f]	11.56	13.65	40	2.23	1.38	80
August 31, 2009†	10.00	.24 [g]	.26	.50	—	—	—	— [f]	10.50	5.00 *	21	1.55 *	2.57 *[g]	45*

Class C
February 28, 2014**	$16.34	1.66 [e]	1.29	2.95	—	(1.12)	(1.12)	—	$18.17	18.23 *	$1,400	1.02 *	9.26 *[e]	24*
August 31, 2013	14.18	.21	2.21	2.42	(.16)	(.10)	(.26)	— [f]	16.34	17.34	1,005	2.11	1.37	63
August 31, 2012	12.94	.24	1.57	1.81	(.41)	(.16)	(.57)	— [f]	14.18	14.72	1,049	2.16	1.81	38
August 31, 2011	11.54	.40	1.78	2.18	(.27)	(.51)	(.78)	— [f]	12.94	19.17	345	2.15	3.01	43
August 31, 2010	10.50	.27	1.14	1.41	(.37)	—	(.37)	— [f]	11.54	13.65	135	2.23	2.43	80
August 31, 2009†	10.00	.21 [g]	.29	.50	—	—	—	— [f]	10.50	5.00 *	11	1.55 *	2.25 *[g]	45*

Class M
February 28, 2014**	$16.53	1.71 [e]	1.31	3.02	(.03)	(1.12)	(1.15)	—	$18.40	18.48 *	$71	.90 *	9.43 *[e]	24*
August 31, 2013	14.35	.23	2.25	2.48	(.20)	(.10)	(.30)	— [f]	16.53	17.58	45	1.86	1.50	63
August 31, 2012	13.05	.28	1.58	1.86	(.40)	(.16)	(.56)	— [f]	14.35	14.98	40	1.91	2.10	38
August 31, 2011	11.60	.50	1.72	2.22	(.26)	(.51)	(.77)	— [f]	13.05	19.45	39	1.90	3.71	43
August 31, 2010	10.52	.20	1.25	1.45	(.37)	—	(.37)	— [f]	11.60	13.95	12	1.98	1.80	80
August 31, 2009†	10.00	.23 [g]	.29	.52	—	—	—	— [f]	10.52	5.20 *	11	1.37 *	2.43 *[g]	45*

Class R
February 28, 2014**	$16.57	1.83 [e]	1.22	3.05	(.09)	(1.12)	(1.21)	—	$18.41	18.59 *	$541	.77 *	10.06 *[e]	24*
August 31, 2013	14.39	.28	2.24	2.52	(.24)	(.10)	(.34)	— [f]	16.57	17.87	308	1.61	1.76	63
August 31, 2012	13.11	.32	1.58	1.90	(.46)	(.16)	(.62)	— [f]	14.39	15.30	117	1.66	2.39	38
August 31, 2011	11.65	.41	1.85	2.26	(.29)	(.51)	(.80)	— [f]	13.11	19.73	17	1.65	3.04	43
August 31, 2010	10.54	.26	1.22	1.48	(.37)	—	(.37)	— [f]	11.65	14.22	12	1.73	2.32	80
August 31, 2009†	10.00	.24 [g]	.30	.54	—	—	—	— [f]	10.54	5.40 *	11	1.19 *	2.60 *[g]	45*

Class Y
February 28, 2014**	$16.74	1.81 [e]	1.32	3.13	(.14)	(1.12)	(1.26)	—	$18.61	18.94 *	$5,310	.52 *	9.88 *[e]	24*
August 31, 2013	14.52	.38	2.23	2.61	(.29)	(.10)	(.39)	— [f]	16.74	18.40	3,739	1.11	2.44	63
August 31, 2012	13.17	.31	1.68	1.99	(.48)	(.16)	(.64)	— [f]	14.52	15.99	2,198	1.16	2.30	38
August 31, 2011	11.70	.50	1.83	2.33	(.35)	(.51)	(.86)	— [f]	13.17	20.27	729	1.15	3.75	43
August 31, 2010	10.57	.35	1.20	1.55	(.42)	—	(.42)	— [f]	11.70	14.87	363	1.23	3.17	80
August 31, 2009†	10.00	.33 [g]	.24	.57	—	—	—	— [f]	10.57	5.70 *	98	.84 *	3.42 *[g]	45*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Global Telecommunications Fund	Global Telecommunications Fund	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2014	0.16%

August 31, 2013	0.31

August 31, 2012	0.67

August 31, 2011	0.95

August 31, 2010	2.64

August 31, 2009	5.90

d Includes amounts paid through expense offset and/or brokerage/service arrangements.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$1.76	9.63%

Class B	1.66	9.24

Class C	1.69	9.41

Class M	1.71	9.44

Class R	1.81	9.96

Class Y	1.75	9.54

f Amount represents less than $0.01 per share.

g Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.04	0.39%

Class B	0.03	0.37

Class C	0.04	0.39

Class M	0.04	0.39

Class R	0.04	0.39

Class Y	0.02	0.26

The accompanying notes are an integral part of these financial statements.

34	Global Telecommunications Fund

Notes to financial statements 2/28/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2013 through February 28, 2014.

Putnam Global Telecommunications Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund’s concentration is in the telecommunications industries and the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include companies that develop, manufacture or sell communications services or communications equipment, and companies that bundle video with communications services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Global Telecommunications Fund	35

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

36	Global Telecommunications Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $147,987 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,250,459 and the value of securities loaned amounted to $1,201,664.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has

Global Telecommunications Fund	37

been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $24,634,555, resulting in gross unrealized appreciation and depreciation of $5,122,928 and $1,186,882, respectively, or net unrealized appreciation of $3,936,046.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

38	Global Telecommunications Fund

Putnam Management has contractually agreed, through December 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $40,542 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$19,719	Class R	524

Class B	850	Class Y	5,347

Class C	1,413	Total	$27,926

Class M	73

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $60 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $17, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam

Global Telecommunications Fund	39

Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$21,523	Class M	239

Class B	3,716	Class R	1,143

Class C	6,177	Total	$32,798

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,581 and no monies from the sale of class A and class M shares, respectively, and received $1,133 and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,367,013 and $5,809,785, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/14		Year ended 8/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	289,318	$5,332,414	387,112	$6,149,337

Shares issued in connection with
reinvestment of distributions	49,477	894,546	11,652	168,719

	338,795	6,226,960	398,764	6,318,056

Shares repurchased	(122,991)	(2,229,101)	(228,219)	(3,593,389)

Net increase	215,804	$3,997,859	170,545	$2,724,667

	Six months ended 2/28/14		Year ended 8/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	10,758	$194,355	22,029	$339,057

Shares issued in connection with
reinvestment of distributions	2,716	48,178	615	8,772

	13,474	242,533	22,644	347,829

Shares repurchased	(7,069)	(126,163)	(10,133)	(150,994)

Net increase	6,405	$116,370	12,511	$196,835

40	Global Telecommunications Fund

	Six months ended 2/28/14		Year ended 8/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	15,411	$276,878	29,115	$442,556

Shares issued in connection with
reinvestment of distributions	4,411	78,299	1,266	18,055

	19,822	355,177	30,381	460,611

Shares repurchased	(4,284)	(76,055)	(42,851)	(644,410)

Net increase (decrease)	15,538	$279,122	(12,470)	$(183,799)

	Six months ended 2/28/14		Year ended 8/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	1,062	$18,957	1,067	$16,697

Shares issued in connection with
reinvestment of distributions	233	4,176	56	812

	1,295	23,133	1,123	17,509

Shares repurchased	(134)	(2,445)	(1,233)	(19,284)

Net increase (decrease)	1,161	$20,688	(110)	$(1,775)

	Six months ended 2/28/14		Year ended 8/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	14,609	$263,439	20,114	$320,911

Shares issued in connection with
reinvestment of distributions	1,444	25,956	258	3,717

	16,053	289,395	20,372	324,628

Shares repurchased	(5,260)	(96,728)	(9,916)	(160,950)

Net increase	10,793	$192,667	10,456	$163,678

	Six months ended 2/28/14		Year ended 8/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	80,683	$1,495,425	199,241	$3,145,429

Shares issued in connection with
reinvestment of distributions	18,054	327,495	4,508	65,406

	98,737	1,822,920	203,749	3,210,835

Shares repurchased	(36,637)	(667,520)	(131,857)	(2,001,413)

Net increase	62,100	$1,155,400	71,892	$1,209,422

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Fair value

Class A	216,403	20.3%	$4,012,112

Class M	1,247	32.2	22,945

Global Telecommunications Fund	41

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$454,619	$6,231,123	$5,874,569	$261	$811,173

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the Telecom sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$18,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$89,005	Payables	$215,878

Total		$89,005		$215,878

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(248,112)	$(248,112)

Total	$(248,112)	$(248,112)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(97,127)	$(97,127)

Total	$(97,127)	$(97,127)

42	Global Telecommunications Fund

This page left blank intentionally.

Global Telecommunications Fund	43

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$287	$19,032	$20	$14,536	$1,137	$8,177	$8,304	$17,183	$30	$7,735	$9,810	$2,754	$89,005

Total Assets	$287	$19,032	$20	$14,536	$1,137	$8,177	$8,304	$17,183	$30	$7,735	$9,810	$2,754	$89,005

Liabilities:

Forward currency contracts#	9,193	13,444	25,437	13,693	37,882	—	1,798	30,486	909	57,095	22,593	3,348	215,878

Total Liabilities	$9,193	$13,444	$25,437	$13,693	$37,882	$—	$1,798	$30,486	$909	$57,095	$22,593	$3,348	$215,878

Total Financial and Derivative Net Assets	$(8,906)	$5,588	$(25,417)	$843	$(36,745)	$8,177	$6,506	$(13,303)	$(879)	$(49,360)	$(12,783)	$(594)	$(126,873)

Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(8,906)	$5,588	$(25,417)	$843	$(36,745)	$8,177	$6,506	$(13,303)	$(879)	$(49,360)	$(12,783)	$(594)	$(126,873)

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

44	Global Telecommunications Fund	Global Telecommunications Fund	45

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

700,297	10,305	35,371	294,877

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

46	Global Telecommunications Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Telecommunications Fund	47

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48	Global Telecommunications Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA723
286551 4/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 25, 2014